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                                                                    EXHIBIT 10.5

                                                              New York, New York
                                                                October 20, 1999

                 GUARANTY OF RECOURSE OBLIGATIONS OF BORROWER
                 --------------------------------------------

     FOR VALUE RECEIVED, and to induce COMMERZBANK AKTIENGESELLSCHAFT, New York branch, having an address at 2 World Financial Center, New York, New York 10281-1050, as Agent ("Lender"), to lend to KILROY REALTY, L.P., a Delaware limited partnership, having its principal place of business at 2250 East Imperial Highway, El Segundo, California 90245 ("Borrower"), the principal sum of Ninety Million Dollars ($90,000,000) (the "Loan"), evidenced by the Note (as defined in the Credit Agreement hereinafter referred to) and secured by a certain deed of trust (the "Security Instrument") and loaned to Borrower pursuant to a credit agreement (the "Credit Agreement"), each as described in Exhibit A attached hereto and made a part hereof, and by other documents executed in connection therewith (the "Other Security Documents"),

     The undersigned, KILROY REALTY CORPORATION, a Maryland corporation, having an address at 2250 East Imperial Highway, El Segundo, California 90245 (hereinafter referred to as "Guarantor") hereby absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of the Guaranteed Recourse Obligations of Borrower (hereinafter defined) and the due and prompt performance of all of the terms, agreements, covenants and conditions of the Note, the Security Instrument, and the Other Security Documents.

     It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note, the Security Instrument, or the Other Security Documents, a true copy of each of said documents Guarantor hereby acknowledges having received and reviewed.

     The term "Debt" as used in this Guaranty shall mean the principal sum evidenced by the Note and the Credit Agreement and secured by the Security Instrument, or so much thereof as may be outstanding from time to time, together with interest thereon at the rate of interest specified in the Note and the Credit Agreement and all other sums other than principal or interest which may or shall become due and payable pursuant to the provisions of the Note, the Credit Agreement, the Security Instrument or the Other Security Documents.

     The term "Guaranteed Recourse Obligations of Borrower" as used in this Guaranty shall mean all obligations and liabilities of Borrower for which Borrower shall be personally liable pursuant to the Note, the Credit Agreement, the Security Instrument or the Other Security Documents, as set forth in Section
15.3 and Section 15.4 of the Deed of Trust and Article 10 of the Credit
Agreement.

     Upon and during the continuance of an Event of Default, any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation

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Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 et seq., and
                                                                  -- ---
the regulations adopted and promulgated pursuant thereto (collectively, the "Bankruptcy Code") which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), after an Event of Default shall have occurred and is continuing under the Credit Agreement, Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender (such assignment to be effective upon and during the occurrence of an Event of Default), including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization.

     Guarantor agrees that, upon demand, Guarantor will reimburse Lender, to the extent that such reimbursement is not made by Borrower, for all expenses (including reasonable counsel fees) incurred by Lender in connection with the collection of the Guaranteed Recourse Obligations of Borrower or any portion thereof or with the enforcement of this Guaranty.

     All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of such portion of the Debt as Lender may elect.

     Guarantor hereby waives notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of non-payment, non-performance or non-observance, or other proof, or notice or demand, whereby to charge Guarantor therefor.

     Guarantor further agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired (a) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to either the Note, the Security Instrument, or the Other Security Documents, against any person obligated thereunder or against the owner of the Property, or (b) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, or (c) by reason of the release or exchange of any property covered by the Security Instrument or other collateral for the Loan, or (d) by reason of Lender's failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to this Guaranty, or (e) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, the Credit Agreement, the Security Instrument or the Other Security Documents or (f) by reason of any payment made on the Debt or any other indebtedness arising under the Note, the Credit Agreement, the Security Instrument or the Other Security Documents, whether made by Borrower or Guarantor or any other person, which is required to be refunded

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pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of Guarantor hereunder. It is further understood that, if Borrower shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, the Credit Agreement, the Security Instrument or the Other Security Documents, the Debt shall become due and payable, Lender may, as against Guarantor, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against Guarantor provided for herein.

     Guarantor further covenants that this Guaranty shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Credit Agreement, the Security Instrument, or any of the Other Security Documents, that Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Security Instrument or other such collateral, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, Guarantor.

     As a further inducement to Lender to make the Loan and in consideration thereof, Guarantor further covenants and agrees (a) that in any action or proceeding brought by Lender against Guarantor on this Guaranty, Guarantor shall and does hereby waive trial by jury, (b) Guarantor (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the State where the Property is located and the United States District Court located in the Borough of Manhattan in New York, New York and the county in which the Property is located, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (c) nothing in this Guaranty will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction. Guarantor hereby irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in the second paragraph of this Guaranty.

     This is a guaranty of payment and not of collection and upon and during the continuance of any Default of Borrower under the Note, the Credit Agreement, the Security Instrument or the Other Security Documents, Lender may, at its option, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof, without proceeding against Borrower or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying against any of the mortgaged property or other collateral for the Loan. Guarantor hereby waives the pleading of any statute of limitations as a defense to the obligation hereunder.

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     Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

     Guarantor (and its representative, executing below, if any) has full power, authority and legal right to execute this Guaranty and to perform all its obligations under this Guaranty.

     All understandings, representations and agreements heretofore had with respect to this Guaranty are merged into this Guaranty which alone fully and completely expresses the agreement of Guarantor and Lender.

     This Guaranty may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender or Borrower, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     This Guaranty shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with applicable federal law and the laws of the State of New York, without reference or giving effect to any choice of law doctrine.

     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date first above set forth.

                                        KILROY REALTY CORPORATION,
                                        a Maryland corporation



                                        By: /s/ Tyler H. Rose
                                            ____________________________________
                                            Name:  Tyler H. Rose
                                            Title: Senior Vice President and
                                                   Treasurer

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                                   EXHIBIT A
                                   ---------

           (Description of Credit Agreement and Security Instrument)

Credit Agreement:   CREDIT AGREEMENT made as of the 20th day of October, 1999,
-----------------
among KILROY REALTY, L.P., a Delaware limited partnership, COMMERZBANK AKTIENGESELLSCHAFT, acting through its NEW YORK BRANCH, as Administrative Agent on behalf of the Banks listed in Annex I to the Credit Agreement and Lead Arranger, DRESDNER BANK AG, NEW YORK and GRAND CAYMAN BRANCHES, as Syndication Agent and Arranger, and the financial institutions listed in Annex I to the Credit Agreement.


Security Instrument:  VARIABLE INTEREST RATE DEED OF TRUST, LEASEHOLD DEED OF
--------------------
TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING made as of the 20th day of October, 1999, by KILROY REALTY, L.P., a Delaware limited partnership, as trustor, to FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, as trustee for the benefit of COMMERZBANK AKTIENGESELLSCHAFT, New York Branch, a branch duly licensed under the laws of the State of New York, having an address at 2 World Financial Center, New York, New York 10251-1050, as Administrative Agent on behalf of the Banks listed in Annex I to the Credit Agreement, as beneficiary.

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